UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2005

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KRISPY KREME DOUGHNUTS, INC.

(Exact name of registrant as specified in its charter)

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North Carolina	001-16485	56-2169715
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

370 Knollwood Street, Winston-Salem, North Carolina 27103

(Address of principal executive offices)

Registrant’s telephone number, including area code: (336) 725-2981

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) On September 15, 2005, John N. (Jack) McAleer informed Krispy Kreme Doughnuts, Inc. (the “Company”) that he will resign as a Director of the Company effective September 30, 2005. Mr. McAleer’s decision to resign was not the result of any disagreement with the Company, known to an executive officer of the Company, on any matter relating to the Company’s operations, policies or practices.

On September 15, 2005, the Company issued a press release entitled “Krispy Kreme Announces Retirement of Jack McAleer as Executive Vice President, Concept Development.” A copy of the press release is attached hereto as exhibit 99.1 and the press release is incorporated by reference into this Item 5.02(b).

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is filed herewith:

Exhibit No.	Description
99.1	Press Release (“Krispy Kreme Announces Retirement of Jack McAleer as Executive Vice President, Concept Development”) dated September 15, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

KRISPY KREME DOUGHNUTS, INC.

Dated: September 19, 2005

By: /s/ Michael C. Phalen Michael C. Phalen Chief Financial Officer

EXHIBIT 99.1

Krispy Kreme Announces Retirement Of Jack McAleer As Executive Vice President, Concept Development

WINSTON-SALEM, N.C., Sept. 15, 2005 — Krispy Kreme Doughnuts, Inc. (NYSE: KKD) announced today that John N. (Jack) McAleer will retire from his position as Executive Vice President, Concept Development effective September 30, 2005 to pursue personal interests in a number of civic and charitable causes which he and his family have long supported. Mr. McAleer will also resign as a member of the Company's Board of Directors.

"We would like to thank Jack for his service to Krispy Kreme over the past 24 years," said James H. Morgan, Chairman of the Company's Board. "Jack, following in the footsteps of his father, has made significant contributions to the Company for which all of us at Krispy Kreme will be forever grateful."

Founded in 1937 in Winston-Salem, North Carolina, Krispy Kreme is a leading branded specialty retailer of premium quality doughnuts, including its signature Hot Original Glazed. Krispy Kreme currently operates approximately 370 factory stores and 50 satellites in 45 U.S. states, Australia, Canada, Mexico, the Republic of South Korea and the United Kingdom. Krispy Kreme can be found on the World Wide Web at www.krispykreme.com.

Information contained in this press release, other than historical information, should be considered forward-looking. Forward-looking statements are subject to various risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or expected. Among the key factors that may have a direct bearing on Krispy Kreme's operating results, performance or financial condition are the outcome of the pending formal investigation by the United States Securities and Exchange Commission and the investigation by the United States Attorney's Office for the Southern District of New York, the pending shareholder class action, the pending shareholder derivative actions, the pending ERISA class action, further actions by the Special Committee, our auditors' ongoing review of our financial statements, actions taken by lenders to the Company and its joint ventures and actions taken by our franchisees, dependence on the ability of our franchisees to execute on their business plans, supply issues, changes in consumer preferences and perceptions, the failure of new products or cost saving initiatives to contribute to financial results in the timeframe or amount currently estimated and numerous other factors discussed in Krispy Kreme's periodic reports and proxy statements filed with the Securities and Exchange Commission.

Contact:

Laura Smith

Joele Frank, Wilkinson Brimmer Katcher

(212) 355-4449 ext. 154